Item 1: Report to Shareholders

Growth & Income Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Stock returns during the second half of 2006 were buoyant compared with the first six months. Economic data were generally solid, and strong earnings continued to materialize, although the pace of earnings growth appeared to slow in the fourth quarter. The S&P 500 Stock Index returned a healthy 12.7% over the past six months, contributing the bulk of the 15.8% earned for the year. Reinvested dividends accounted for about two percentage points of that return for the year. Many popular U.S. indexes finished close to their all-time highs. After a multiyear drought, shares of some diversified mega-cap companies finally saw strength near year-end. Nevertheless, large-cap growth companies continued to show disappointing results for the year relative to large-cap value and smaller-capitalization companies.

Your fund returned 12.31% and 14.44% for the 6- and 12-month periods, respectively, as shown in the table. While returns lagged the S&P 500 Index, the fund’s results bested the two Lipper indexes closest to our fund’s charter. Recently, Lipper changed our primary benchmark to Multi-Cap Core from its Large-Cap Core category. Rest assured that the fund’s strategy and focus have not changed, nor has the mix of stocks we own. We think the large-cap category better reflects how the fund is managed and believe it may eventually revert to this group. In the meantime, we will show both Lipper benchmarks in the Performance Comparison table. For the year, our strong performance relative to the Lipper Large-Cap Core benchmark came from stock picking, although sector allocations also provided a meaningful contribution.

MARKET ENVIRONMENT

The economy remained relatively strong, but growth subsided somewhat, which convinced the Federal Reserve to stop raising its target short-term fed funds rate at midyear. The Fed’s pause followed a two-year streak in which the central bank raised rates by a quarter point at 17 consecutive meetings. Credit spreads also stayed relatively healthy for corporate bonds, another signal that the economy may be in for a “soft landing,” where growth slows and inflation is contained, but recession is avoided. However, U.S. Treasury yields suggest that such a storybook ending may be overly optimistic. Short-term rates remain stubbornly higher than long-term rates—an unusual situation because investors typically demand higher returns for tying up their money for longer periods. Known as an inverted yield curve, this is often a harbinger of a significant slowdown or even a recession. Meanwhile, the roof collapsed on the residential housing market, a hot market we have been concerned about for the past couple of years. The weaker housing market seems to be hurting consumer sentiment and spending somewhat.

The market’s breadth in 2006 was strong, with many sectors doing particularly well, including energy, materials, telecommunication services, financials, consumer discretionary, and utilities. Of the major industry groups, only health care and technology had less than double-digit returns. Energy and materials stocks showed their first meaningful weakness in some time during the final stretch of the year. Health care and information technology fared the worst, even though some industries in those sectors did well, such as pharmaceuticals and software. Financial stocks, the largest sector weighting in the fund, performed better than average as most capital market companies had excellent results. In addition, REITs put in another top-notch year, with the 11 REIT stocks in the S&P 500 posting a nearly 30% return.

Our latest worry is the feverish pace of mergers and acquisitions, especially those financed by the private capital markets. Finding money to buy huge, multibillion-dollar businesses seems way too easy for our liking. Interestingly, this capital seems to be chasing both hot and cold sectors. For example, the largest equity office REIT, Equity Office Properties Trust, has seen multiple bidders interested in its assets despite peak valuations in many real estate segments. Similarly, there have been takeout bids on many Las Vegas-based hotel and gaming companies such as Harrah’s Entertainment and Station Casinos. In contrast, some struggling companies such as Petco, the parent company of Outback Steakhouse, and Lone Star Steakhouse also received bids.

PORTFOLIO REVIEW

Our second-half winners came from a variety of industries, but one theme emerged: the revenge of the mega-cap stock—those with more than $100 billion in market capitalization. Our four largest contributors were Microsoft, General Electric, Citigroup, and ExxonMobil, all longtime holdings. Microsoft’s stock boldly rebounded from lows reached earlier in the year after a negative earnings announcement due to product delays and unexpectedly high expenses. As the company neared release of its new Vista operating system and Office 2007 productivity suite, investors appeared to see the glass as “half-full.” GE’s stock inched up during the year as the company delivered above-average growth from many of its businesses and then set reasonable growth expectations for 2007. Citigroup’s rise was partly a result of a favorable operating environment, possibly coupled with a valuation that had simply been too cheap for too long. Meanwhile, Exxon continued to produce good revenues, resulting in excellent free cash flow, the bulk of which was returned to shareholders via dividends and share repurchases. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Another strong winner was a newer holding, Entergy, an integrated energy company that produces electric power and distributes at the retail level. As the second half unfolded, investors gained confidence in the company’s ability to recoup its costs related to damages during 2005’s hurricane season. We expect Entergy’s unregulated nuclear facilities to benefit from tightening power markets in 2007. Discount retailer TJX put together a string of premium results following a management change earlier in the year. TJX owns a number of well-known brands such as T.J. Maxx, Marshalls, HomeGoods, and A.J. Wright. Given the strong moves in both TJX and Entergy, we recently pared back our exposure. Cisco Systems also hummed along in the second half of 2006, proving its acquisition of Scientific-Atlanta could generate some solid synergies for the company. Lastly, two longtime financial holdings performed better than in recent years for your fund. Morgan Stanley showed that new leadership could jolt what we think is an above-average franchise into producing above-average operating metrics. We trimmed Cisco and Morgan Stanley on valuation concerns following their strong performance. In contrast, Marsh & McLennan’s board chose to stick with its controversial CEO, waiting to see how he fares at unlocking potential value in the stock. We have begun trimming some of our Marsh stock. Recovery in margins at the company’s core insurance brokerage business has taken longer than we anticipated.

As for our disappointments, there were no real themes and none of them were too costly. UPS disappointed on its earnings targets and investors worried about an upcoming key union renegotiation. Software firm NAVTEQ, which provides maps for navigational systems, suffered as consumers opted for portable devices as opposed to those built into vehicles. While either type of sale helps NAVTEQ, the built-in versions have higher prices and margins. In addition, one of NAVTEQ’s main competitors has been very aggressive in pricing, which has hurt overall industry profits. Energy holdings Baker Hughes and Murphy Oil also cost us a few pennies in net asset value, mostly because of company-specific news coupled with a retreat in oil prices late in the year. Our other losses were relatively small and not worth noting individually, which is not to say we don’t kick ourselves for the lost opportunity costs on stocks that go nowhere for some time.

Because of our long-term strategy, the fund continues to have a stable turnover rate of around 50%, making our average holding period around two years. As usual, given our wide investment charter, the list of new purchases was quite diverse. Our largest second-half purchase was on the smaller capitalization side—Omnicare, a leading institutional pharmacy. Omnicare’s stock price had been on a slide prior to our purchase due to some company-specific issues that we think should disappear or improve. Omnicare should also benefit from the recent changes in the Medicare Part D program. We repurchased Tyco International, a large conglomerate we have owned in the past. We believe the upcoming split of the company into manageable pieces should reward shareholders. New to our fund is 3M, another sizable industrial company that has, over time, been in and out of favor with investors. Right now, it has fallen out of favor following erratic performance from a major business segment and the departure of its well-regarded CEO. We think the company is reasonably priced for projected double-digit earnings growth over the coming two years. Returns on investment at 3M have been improving.

We also added Public Service Enterprise Group, an integrated utility serving much of New Jersey. The company recently retreated from a planned merger with Exelon. We also like the recent management changes. We initiated a position in AT&T after a pullback on regulatory concerns that eventually were resolved. Another new holding was a leading software company, Autodesk, which provides PC-based design software primarily targeted at building, manufacturing, infrastructure, and digital media. We like the company’s leading market position and potential to improve margins. Other new names included HMO Aetna and coal company CONSOL Energy, companies whose stock prices had become particularly attractive on sector concerns (albeit different ones).

We said good-bye to five names in the second half—HMO Humana, life insurer/asset manager Lincoln National, tower company Global Signal, regional bank National City, and food service provider Sysco. In the case of Humana, we swapped into less controversial Aetna after Humana reached our target price. We took profits in Lincoln, as well, and put them into other life insurance names that we thought offered more upside potential. Global Signal was purchased by Crown Castle. Although we may have been premature, we sold National City because of a change of risk level in our investment thesis. Finally, while we like Sysco and would own it again under the right circumstances, we think the current valuation does not provide enough upside to warrant a continued position.

Other large sales were trims of stocks that had mostly met or exceeded our price targets and for which new favorable catalysts were not as obvious. Thus, a reduction in weighting appeared prudent. This also applies to industrial conglomerate Honeywell International, Canadian telecommunications company Telus, off-price discounter TJX, and Entergy.

SUMMARY AND OUTLOOK

The economic outlook remains mostly favorable, and we continue to expect decent earnings growth, although single-digit increases are likely. Nevertheless, evidence is growing that the resilient consumer is starting to weaken as sales at retailers and restaurants seem to be slowing faster than one would have hoped. Perhaps the cooling housing market has made consumers aware that spending down home equity is not sustainable. We are also concerned that the inverted yield curve may signal a greater economic slowdown than expected, but the Fed may well have the economy on course for its desired soft landing. Overall, investors should probably expect more modest returns in 2007 than the market generated in 2006.

Your fund remains balanced between growth and value stocks and should be well positioned for many environments. Valuations for many large-cap, dividend-paying companies are still reasonable, especially when compared with small- and mid-cap companies. Growth stocks look increasingly attractive relative to the value names that continue to post excellent stock price returns. Finally, many of the companies we own generate substantial free cash flow and are focused more than ever on using this cash to improve their balance sheets or return cash to shareholders, rather than funding speculative internal or external growth initiatives.

We appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

Anna M. Dopkin
Chairman of the fund’s Investment Advisory Committee

January 24, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. While the fund will seek dividend-paying stocks, the overall income level is not expected to play a meaningful role in cushioning its share price against market declines.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. Usually, higher betas represent riskier investments.

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE					
Beginning of period	$ 20.62	$ 22.51	$ 21.72	$ 17.11	$ 22.82
Investment activities					
Net investment income	0.29	0.21	0.26	0.19	0.17
Net realized and unrealized gain (loss)	2.64	0.37	2.06	4.61	(5.57)
Total from investment activities	2.93	0.58	2.32	4.80	(5.40)
Distributions					
Net investment income	(0.29)	(0.23)	(0.26)	(0.19)	(0.16)
Net realized gain	(1.12)	(2.24)	(1.27)	–	(0.15)
Total distributions	(1.41)	(2.47)	(1.53)	(0.19)	(0.31)
NET ASSET VALUE					
End of period	**$ 22.14**	**$ 20.62**	**$ 22.51**	**$ 21.72**	**$ 17.11**

Ratios/Supplemental Data

Total return^	**14.44%**	**2.60%**	**10.82%**	**28.22%**	**(23.84)%**
Ratio of total expenses to average net assets	0.73%	0.76%	0.78%	0.82%	0.81%
Ratio of net investment income to average net assets	1.34%	0.98%	1.15%+	1.02%	0.84%
Portfolio turnover rate	50.7%	52.1%	36.4%	40.5%	44.7%
Net assets, end of period (in millions)	$ 1,667	$ 1,722	$ 1,881	$ 1,964	$ 1,675

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.24% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 91.6%		
CONSUMER DISCRETIONARY 8.4%		
Hotels, Restaurants & Leisure 1.4%		
International Game Technology	309,000	14,276
Melco PBL Entertainment, ADR (1)	400,000	8,504
		22,780
Household Durables 1.7%		
Harman International	88,000	8,792
Lennar, Class A	363,000	19,043
		27,835
Media 2.4%		
Clear Channel Communications	223,100	7,929
New York Times, Class A	305,000	7,430
Time Warner	607,000	13,220
Viacom, Class B (1)	280,000	11,488
		40,067
Multiline Retail 0.4%		
Kohl's (1)	98,000	6,706
		6,706
Specialty Retail 2.5%		
Bed Bath & Beyond (1)	525,000	20,002
GAP	639,000	12,461
TJX	340,000	9,697
		42,160
Total Consumer Discretionary		139,548
CONSUMER STAPLES 6.4%		
Beverages 1.8%		
Coca-Cola	457,400	22,070
PepsiCo	135,000	8,444
		30,514

Food & Staples Retailing 0.9%		
Wal-Mart	318,000	14,685
		14,685
Food Products 0.8%		
General Mills	222,800	12,833
		12,833
Household Products 1.0%		
Procter & Gamble	245,000	15,746
		15,746
Personal Products 1.3%		
Avon	672,000	22,203
		22,203
Tobacco 0.6%		
Altria Group	125,000	10,728
		10,728
Total Consumer Staples		106,709
ENERGY 11.2%		
Energy Equipment & Services 3.1%		
Baker Hughes	312,000	23,294
Schlumberger	355,000	22,422
Transocean (1)	67,300	5,444
		51,160
Oil, Gas & Consumable Fuels 8.1%		
Chevron	274,000	20,147
CONSOL Energy	456,000	14,651
ExxonMobil	405,000	31,035
Kinder Morgan	60,000	6,345
Murphy Oil	339,000	17,238
Royal Dutch Shell, ADR, Class A	274,000	19,397

Spectra Energy (1)(2)	285,500	7,923
Total, ADR	263,000	18,915
		135,651
Total Energy		186,811

FINANCIALS 20.4%

Capital Markets 5.5%

Ameriprise Financial	181,000	9,864
AMVESCAP (GBP)	946,000	11,043
E*TRADE Financial (1)	536,300	12,024
Goldman Sachs	37,000	7,376
Legg Mason	167,000	15,873
Merrill Lynch	126,000	11,731
Morgan Stanley	187,000	15,227
State Street	138,000	9,307
		92,445

Commercial Banks 3.9%

Fifth Third Bancorp	514,000	21,038
First Horizon National	117,400	4,905
Royal Bank of Scotland (GBP)	278,000	10,852
SunTrust	105,000	8,867
U.S. Bancorp	510,000	18,457
		64,119

Consumer Finance 0.7%

SLM Corporation	237,000	11,558
		11,558

Diversified Financial Services 3.4%

Citigroup	862,000	48,014
JPMorgan Chase	191,000	9,225
		57,239

Insurance 4.6%		
American International Group	251,000	17,987
Marsh & McLennan	725,000	22,229
MetLife	99,500	5,871
Prudential Financial	84,000	7,212
Willis Group Holdings	351,000	13,938
XL Capital	138,000	9,939
		77,176
Real Estate Investment Trusts (REITs) 1.4%		
Equity Residential, REIT	445,000	22,584
		22,584
Thrifts & Mortgage Finance 0.9%		
Freddie Mac	212,000	14,395
		14,395
Total Financials		339,516
HEALTH CARE 8.6%		
Health Care Equipment & Supplies 2.6%		
Baxter International	184,000	8,536
Becton, Dickinson	139,700	9,800
Boston Scientific (1)	750,000	12,885
C R Bard	158,000	13,109
		44,330
Health Care Providers & Services 3.6%		
Aetna	426,000	18,395
Express Scripts (1)	157,000	11,241
Medco (1)	235,000	12,559
Omnicare	448,000	17,306
		59,501
Pharmaceuticals 2.4%		
Johnson & Johnson	223,000	14,722

Pfizer	513,000	13,287
Teva Pharmaceutical, ADR	375,000	11,655
		39,664
Total Health Care		143,495

INDUSTRIALS & BUSINESS SERVICES 13.2%

Aerospace & Defense 0.6%		
Honeywell International	216,400	9,790
		9,790
Air Freight & Logistics 1.3%		
Expeditors International of Washington	286,000	11,583
UPS, Class B	135,000	10,122
		21,705
Airlines 1.0%		
Southwest Airlines	1,133,000	17,357
		17,357
Building Products 0.6%		
American Standard	213,000	9,766
		9,766
Commercial Services & Supplies 0.7%		
Republic Services	279,000	11,347
		11,347
Industrial Conglomerates 5.9%		
3M	223,000	17,378
GE	1,670,000	62,141
Tyco International	593,000	18,027
		97,546
Machinery 2.8%		
Danaher	204,000	14,778
Illinois Tool Works	318,000	14,688

ITT	302,000	17,160
		46,626
Road & Rail 0.3%		
Hertz Global Holdings (1)	273,293	4,753
		4,753
Total Industrials & Business Services		218,890
INFORMATION TECHNOLOGY 12.9%		
Communications Equipment 2.1%		
Alcatel-Lucent, ADR	304,103	4,324
Cisco Systems (1)	445,000	12,162
Juniper Networks (1)	496,000	9,394
Motorola	417,000	8,574
		34,454
Computers & Peripherals 0.9%		
Dell (1)	640,000	16,058
		16,058
Internet Software & Services 0.8%		
VeriSign (1)	556,000	13,372
		13,372
IT Services 0.5%		
First Data	162,000	4,134
Western Union	162,000	3,632
		7,766
Semiconductor & Semiconductor Equipment 4.9%		
Analog Devices	308,000	10,124
Applied Materials	710,000	13,099
Intel	1,080,000	21,870
Linear Technology	250,000	7,580
Marvell Technology Group (1)	769,000	14,757

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,217,679)	$ 1,538,159
Affiliated companies (cost $126,776)	126,776
Total investments in securities	1,664,935
Receivable for investment securities sold	9,275
Dividends and interest receivable	3,072
Receivable for shares sold	759
Other assets	2,104
Total assets	1,680,145
Liabilities	
Payable for shares redeemed	8,941
Payable for investment securities purchased	1,848
Investment management fees payable	794
Due to affiliates	219
Other liabilities	1,792
Total liabilities	13,594
NET ASSETS	$ 1,666,551
Net Assets Consist of:	
Undistributed net investment income	$ 118
Undistributed net realized gain	34,294
Net unrealized gain	320,478
Paid-in capital applicable to 75,272,087 shares of $0.01 par value capital stock outstanding; 500,000,000 shares authorized	1,311,661
NET ASSETS	$ 1,666,551
NET ASSET VALUE PER SHARE	$ 22.14

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 12/31/06
Investment Income (Loss)	
Income	
Dividend	$ 33,531
Interest	301
Securities lending	57
Total income	33,889
Expenses	
Investment management	9,117
Shareholder servicing	2,458
Custody and accounting	145
Prospectus and shareholder reports	95
Registration	42
Legal and audit	18
Directors	15
Proxy and annual meeting	13
Miscellaneous	14
Total expenses	11,917
Expenses paid indirectly	(1)
Net expenses	11,916
Net investment income	21,973
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	138,901
Foreign currency transactions	37
Net realized gain	138,938
Change in net unrealized gain (loss)	
Securities	62,640
Other assets and liabilities denominated in foreign currencies	(1)
Change in net unrealized gain (loss)	62,639
Net realized and unrealized gain	201,577
INCREASE IN NET ASSETS FROM OPERATIONS	$ 223,550

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth & Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $45,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2006, the fund realized $36,940,000 of net gain on $123,013,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $793,348,000 and $1,168,910,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $1,344,457,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $68,000 for Price Associates, $1,130,000 for T. Rowe Price Services, Inc., and $957,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $3,441,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $126,776,000 and $16,740,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 129,411 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Growth & Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth & Income Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $31,478,000 from short-term capital gains,

• $64,880,000 from long-term capital gains, of which $64,838,000 was subject to the 15% rate gains category, and $42,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $28,956,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $25,769,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1982	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to
1994	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price
(1955)	and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
2006	Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Timothy F. Bei, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.; formerly student, University of
Virginia (to 2003)

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Growth & Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President, Growth & Income Fund	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Growth & Income	T. Rowe Price; Vice President, T. Rowe Price
Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Trust Company

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Growth & Income Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Growth & Income Fund	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Karen M. Regan (1967)	Vice President, T. Rowe Price
Vice President, Growth & Income Fund

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.; formerly Research Analyst and
Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Growth & Income Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007